Exhibit 99.1

Hearst-Argyle
TELEVISION, INC.

www.hearstargyle.com

This presentation contains forward-looking statements that are subject to risks and uncertainties. Forward looking statements may include information preceded by, followed by, or that includes the words “believes,” “expects,” “anticipates,” “could,” or similar expressions. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors, among them, could affect the future results of the Company and could cause those results to differ materially from those expressed in each forward-looking statement: material adverse changes in economic conditions in the markets served by the Company; future regulatory actions and conditions in the television stations’ operating areas; and competition from others in the broadcast television markets served by the business. The Company undertakes no obligation to update the information in this presentation.

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www.hearstargyle.com

This presentation also contains non-GAAP information. In accordance with Regulation G, non-GAAP financial measures cited in this presentation are reconciled to GAAP measures in the Corporate Information section of our Web site, www.hearstargyle.com.

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Capitalization

Current Share Price (@11/19/03 Close):	$ 25.56

Market Cap (using 92.9M shares @9/30):	$ 2,374.5M

Total Long-Term Debt (@10/31):	$ 882.6M

Convertible Trust Preferred:	$ 200.0M

Preferred Stock:	$ 18.3M

Enterprise Value:	$ 3,475.4M

Multiple of 10/31 L-T-M Adj. EBITDA of$270.8M:	12.5X
Multiple of 2003 estimated FCF*:	16.2X

Note: Adjusted EBITDA is a non-GAAP term. Please see chart on www.hearstargyle.com for a reconciliation of EBITDA to GAAP measurements in accordance with Regulation G.
*	FCF estimates from UBS, CSFB

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HTV Strategic Balance Sheet

Core Competencies			+	Adapt & Grow
•	News Leadership/Localism			•	Substantial FCF
•	Programming Performance:			•	Strategic Initiatives
	-	Network and Syndicated			-	Joint Ventures
•	Sales & Marketing				-	Alliances
•	Expense Discipline				-	Shareholder Dividend
•	Corporate Culture			•	Deregulatory Opportunities
•	Top-Tier Financial Performance				-	Investment / Acquisitions
•	Favorable Access to Capital			•	Technology ROI

= Sustainable Business Model

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Core Execution: News Leadership; #1 or #2 News in 21 of 24 News Markets

Market News Ratings Rank

YES

WCVB / Boston
WMUR / Manchester*
KCRA / Sacramento
WTAE / Pittsburgh
WESH / Orlando
WBAL / Baltimore
WISN / Milwaukee
KMBC / Kansas City
WYFF / Greenville
WDSU / New Orleans
WXII / Winston-Salem
WGAL / Lancaster
KOAT / Albuquerque
WLKY / Louisville
KITV / Honolulu
KCCI / Des Moines
KETV / Omaha
WAPT / Jackson
KHBS/KHOG / Ft. Smith
WPTZ/WNNE / Platts.-Burl.
KSBW / Monterey

Not Yet

WLWT / Cincinnati
WPBF / W. Palm
KOCO / Okla. City

Source: Nielsen
Not included: WMOR/Tampa; KQCA (Sacramento), KCWE (K.C.)
* WMUR is part of Nielsen Boston DMA but ranks #1 in New Hampshire

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Network Ratings Indexing

ABC

Station/Market	Index

KMBC / Kansas City	151
WTAE / Pittsburgh	146
WISN / Milwaukee	132
KOCO / Okla. City	128
KETV / Omaha	123
KITV / Honolulu	100
WCVB / Boston*	98
KOAT / Albuquerque	98
KHBS-KHOG/Ft. Smith	95
WPBF / W. Palm	93
WAPT / Jackson	73

Average:	112

NBC

Station/Market	Index

KCRA / Sacramento	121
WESH / Orlando	121
WBAL / Baltimore	115
WLWT / Cincinnati	106
WDSU / New Orleans	102
WGAL / Lancaster	95
WYFF / Greenville	93
WXII / Greensboro	93
KSBW / Monterey	80
WPTZ/WNNE / Platt.	75

Average:	100

CBS, WB, UPN

Station/Market	Index

KCCI / Des Moines	136
WLKY / Louisville	134

KQCA / Sacramento	160

KCWE / Kansas City	78

Average:	127

Source: Nielsen, May sweeps ratings
Boston index does not include WMUR, Manchester, NH

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ABC Affiliate Performance in Primetime

4 of the Top-10 ABC Stations are HTV’s

Rank	Market Size	City	RTG	SHR

1	33	Milwaukee	10.4	16
2	22	Pittsburgh	10.1	14
3	4	Philadelphia	10.1	14
4	11	Houston	9.5	14
5	10	Detroit	9.2	13
6	31	Kansas City	9.0	13
7	3	Chicago	8.9	14
8	45	Oklahoma City	8.8	13
9	7	Dallas	8.8	13
10	50	Louisville	8.7	13

* Source: Nielsen, metered market results for November, 7-day average

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Syndicated Programming

HTV Stations Overindex Average Ratings On Popular Syndicated Shows

Show	HTV Index

Regis & Kelly	117

Oprah	125

Dr. Phil	129

E.T.	155

Access H’wood	159

* Source: Nielsen, May ratings

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Y-T-D Revenues

	Including Political	Excluding Political

Local Revenues:	-2.6%	+6.0%

National Revenues:	-10.7%	+0.8%

Local vs. National Mix:	58% / 42%	59% / 41%

Gross revenues, at Oct. 31

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Top Core Ad Categories

Category	Y-T-D Performance*

Auto	+ 8.4%

Retail	+ 3.1%

Fast Foods	- 3.8%

Furniture/Housewares	+15.1%

Telcos	+ 4.4%

Financial Services	+ 6.9%

Movies	- 4.2%

Corp. Packaged Goods	+15.6%

Attractions	+ 5.8%

Pharmaceuticals	- 1.5%

* Gross ad sales; at Oct. 31

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Financial Performance: The Quality of HTV Earnings

($ In Millions)

Consensus*

	2003	2002	2001	2000	1999

Adjusted EBITDA**	$270.5	$309.2	$244.9	$345.8	$283.9

Cash Flow from Operations (1)	N/A	$205.5	$165.9	$189.3	$138.9

Free Cash Flow**	$122.7	$179.5	$133.5	$157.3	$ 86.5

Net Income to Common (2)	$ 86.5	$106.6	$ 88.3	$102.3	$ 83.3

Hearst-Argyle is comfortable with Street Consensus estimates for 2003

(1) As reported on Statement of Cash Flows.
(2) Adjusted for SFAS 142

*	Consensus of 15 equity analysts’ estimates for HTV’s 2003 results
**	Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures which the Company has included because management believes that such data are commonly used as a measure of performance among companies in the broadcast industry. These measures are also frequently used by investors, analysts, valuation firms and lenders, although their definitions may vary.
Management uses adjusted EBITDA in analyzing financial performance, and the free cash flow measure in analyzing liquidity.
See GAAP reconciliation tables on www.hearstargyle.com.

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Outlook

•	2004 Promises to be a Strong Year for Leading TV Broadcasters
-	Improvement in National and regional economies
-	Optimistic 2004 ad-spend forecasts*:
•	Zenith Optimedia: Total U.S. ad spending up 5.1%
•	UBS: +7% Total Spot
•	CSFB: + 3-4% Local Spot; +9-11% National
•	TVB: +7-8% Local; +14-15% National; +10-11% Total Spot
•	McCann Erickson:
-	+ 7.5% Local Spot; +8.5% National, from Sept. 2003 TVB Forecast Conference
-	+11 for total TV, as updated this week
•	HTV Will Benefit from:
-	Athens Summer Olympics on 10 NBC stations
-	Political Advertising

*	CSFB, TVB and earlier McCann forecasts are from Sept. 2003 TVB conference

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Political and Olympics Spending on HTV Stations

Net Revenues* $ millions

	2002	2000	1998	1996

Political	$73.3	$58.0	$50.3	$40.0

Olympics	15.0	17.0	0.13	16.0

* Same-station (non-GAAP)

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As a Leading Local TV Brand, We Are the Destination for 2004 Political Campaigns

•	Presidential Race
-	January: Iowa Caucuses; New Hampshire Primary
-	February Primaries: South Carolina; Missouri; Oklahoma; Wisconsin
-	March Primaries: California, Maryland, Massachusetts, New York, Ohio, Vermont, Florida
•	Gubernatorial Races in 3 HTV states: Missouri, North Carolina, Indiana
•	US Senate Races in 20 HTV States: 3 open races: Oklahoma, So. Carolina, No. Carolina; 4 close races: Missouri, Kentucky, Wisconsin, Arkansas
•	US House Races: 24 Open-Seats anticipated in HTV States

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Substantial FCF Generation

$ millions

Note: Free Cash Flow (FCF) is a non-GAAP term. Please see chart on www.hearstargyle.com for a reconciliation of FCF to GAAP measurements in accordance with Regulation G.

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Solid Track Record of Debt Reduction: More Than $800mm Paid Down Since Q1’99

($ In Thousands)

Leverage* @ 9/30/03 3.1x

*	Leverage ratio defined as total debt excluding Convertible Trust Preferred divided by LTM Adj. EBITDA, a non-GAAP measure; see GAAP reconciliation table on www.hearstargyle.com.

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100% of HTV Debt Matures After 2005

($ In millions)

3 New Years will pass before our next mandatory payment

As of 9/30/03; (Convertible Trust Preferred Securities not counted as debt for this purpose)

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MARKETS COVERED

Albuquerque
Atlanta
Bakersfield
Baltimore
Birmingham
Boston
Charlotte
Chicago
Cincinnati
Cleveland
Columbus
Dallas
Dayton
Denver
Des Moines
Detroit
El Paso
Fort Smith
Greensboro
Greenville
Hartford
Honolulu
Houston
Indianapolis
Jackson
Jacksonville
Johnstown, PA
Kansas City
Lancaster

Los Angeles
Louisville
Madison
Manchester
Miami
Milwaukee
Minneapolis
Monterey
New Orleans
Oklahoma City
Omaha
Orlando
Philadelphia
Pittsburgh
Plattsburg
Providence
Raleigh
Reno
Sacramento
San Antonio
San Francisco
San Diego
Seattle
Steubenville, OH
Tampa
W Palm Beach
Washington DC

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Adapt & Grow: Strategic Investments

Nielsen News Sites Ranking July 2003

		Unique Viewers (million)
1)	CNN.com	21.3
2)	MSNBC.com	20.5
3)	Knight Ridder Digital	8.9
4)	NYTimes	8.3
5)	The IBS Network + 54% over past 12 months	8.2
6)	Tribune Newspapers	7.9
7)	WashingtonPost.com	5.8
8)	USAToday.com	5.7
9)	ABCNews.com	5.5
10)	MSN Slate	5.3

Source: Nielsen NetRatings, July 2003 (Home+Work, News & Information, excludes non-publishers (e.g. Yahoo! News) and non-networks (e.g. Gannett Newspapers).

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IBS = “TV At Work” - Keeping HTV Stations In Touch With Audiences All Day

Night
Day and Evening
7:00
8:00
9:00
10:00
11:00
12:00
13:00
14:00
15:00
16:00
17:00
18:00
19:00
20:00
21:00
22:00
23:00
Hour Of The Day

IBS Online Audience TV Viewing by IBS Users

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Adapt & Grow: Joint Ventures

•	Our NBC Production/ Syndication Venture Gives Us
•	Greater Control Over Programming and Costs;
•	Potential Syndication Profits;
•	Stronger Network-Affiliate Partnership

•	“Jane Pauley”: New for 2004-2005; already cleared in top markets and on HTV stations in Boston, Orlando, Milwaukee, Greenville, Cincinnati, New Orleans, Ft. Smith, Monterey

•	“Chris Matthews”: Higher ratings Than 3 of the 4 network Sunday talk Shows*

*	Source: Nielsen Media Research.

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Shareholder Dividend

•	Announced $0.06 quarterly dividend last week
-	Payable Jan. 15, 2004 to holders of Record Jan. 5, 2004
-	Returning cash profitability to our Shareholders
-	Provides investment vehicle for Income and Yield funds
-	Signals our confidence in outlook for broadcast TV, and for HTV
-	Annual cash payout of $22mm = less than 20% of FCF, leaving room for other opportunities

Note: Free Cash Flow (FCF) is a non-GAAP term. Please see chart on www.hearstargyle.com for a reconciliation of FCF to GAAP measurements in accordance with Regulation G.

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Additional Opportunities for Putting the FCF to Work

•	Rational Acquisitions:
-	Price
-	Strategic Fit
-	Contribution to Shareholder Value
•	Opportunistic Market Repurchases of:
-	HTV Shares
-	HTV Public Debt
•	Opportunistic Exercise of Option to:
-	Redeem Convertible Trust Preferred Instruments
-	Take out Preferred shares

Note: Free Cash Flow (FCF) is a non-GAAP term. Please see chart on www.hearstargyle.com for a reconciliation of FCF to GAAP measurements in accordance with Regulation G.

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An Attractive FCF Multiple

2003 estimated FCF multiples for TV-station owners

Company	Multiple Est.’03 FCF
Univision	38.3
Washington Post Co.	35.8
LIN Television	34.7
EW Scripps	33.9
NY Times Co.	26.6
Meredith	26.4
Viacom	25.8
Disney	25.2
FOX Entertainment	22.9
Clear Channel	21.6
Tribune	21.3
McGraw-Hill	21.0
Gannett	20.3
Belo	18.9
Emmis	17.8
Media General	16.9

HTV	16.2

Source: UBS, CSFB estimates; averages used where data available
Note: These are Free Cash Flow (FCF) estimates from sources other than Hearst-Argyle. FCF is a non-GAAP term. Please see chart on www.hearstargyle.com for Hearst-Argyle’s own reconciliation of FCF to GAAP measurements in accordance with Regulation G.

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Our Financial Balance Sheet as of October 31, 2003

($ In Millions)

Assets		Liabs & Stockholders’ Equity

Cash	$ 39	A/P and current liabilities	$ 141
A/R, net	152	Long-term debt	882
Other current assets	79	Deferred income taxes	879
PP&E, net	291	Other non-current	28
Goodwill & intangibles	3,152	Convertible preferred	200
Other non-current	76	Stockholders’ equity	1,659

Total Assets	$ 3,789	Total Liabs + S/E	$ 3,789

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Adjusted EBITDA: Reconciliation to GAAP

HEARST-ARGYLE TELEVISION, INC.

SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL INFORMATION

Adjusted EBITDA

In order to evaluate the operating performance of our business, we use certain financial measures, some of which are calculated in accordance with accounting principles generally accepted in the United States (“GAAP”), such as net income, and some of which are not, such as adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”). In order to calculate the non-GAAP measure adjusted EBITDA, we exclude from net income the financial items that we believe are less integral to the day-to-day operation of our business. We have outlined below the type and scope of these exclusions and the limitations on the use of the adjusted EBITDA measure as a result of these exclusions. Adjusted EBITDA is not an alternative to net income, operating income, or net cash provided by operating activities, as calculated and presented in accordance with GAAP. Investors and potential investors in our securities should not rely on adjusted EBITDA as a substitute for any GAAP financial measure. In addition, our calculation of adjusted EBITDA may or may not be consistent with that of other companies. We strongly urge investors and potential investors in our securities to review the reconciliation presented in the table below of adjusted EBITDA to net income, the most directly comparable GAAP financial measure.

We use the adjusted EBITDA measure as a supplemental financial metric to evaluate the performance of our business that, when viewed together with our GAAP results and the accompanying reconciliations, we believe provides a more complete understanding of the factors and trends affecting our business than the GAAP results alone. Adjusted EBITDA is a common alternative measure of financial performance used by investors, financial analysts, and rating agencies. These groups use adjusted EBITDA, along with other measures, to estimate the value of a company, compare the operating performance of a company to others in its industry, and evaluate a company’s ability to meet its debt service requirements. In addition, adjusted EBITDA is a key financial measure for the Company’s shareholders and financial lenders, since the Company’s current debt financing agreements require the measurement of adjusted EBITDA, along with other measures, in connection with the Company’s compliance with debt covenants.

We define adjusted EBITDA as net income adjusted to exclude the following line items presented in our consolidated statements of income: interest expense, net, dividends on redeemable convertible preferred securities, income taxes, depreciation and amortization, equity in income or loss of affiliates, other income and expense, and non-recurring special charges. Set forth below are descriptions of each of the financial items that have been excluded from net income in order to calculate adjusted EBITDA as well as the material limitations associated with using adjusted EBITDA rather than net income, the most directly comparable GAAP financial measure, when evaluating the operating performance of our core operations:
•	Interest expense, net, and Dividends on Redeemable Convertible Preferred Securities. By excluding these expenses, we are better able to compare our core operating results with other companies that have different financing arrangements and capital structures. Nevertheless, the amount of interest and dividends we are required to pay does reduce the amount of funds otherwise available for use in our core business and therefore may be useful for an investor to consider.
•	Income taxes. By excluding income taxes, we are better able to compare our core operating results with other companies that have different income tax rates. Nevertheless, the amount of income taxes we incur does reduce the amount of funds otherwise available for use in our core business and therefore may be useful for an investor to consider.

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Adjusted EBITDA: Reconciliation to GAAP (cont’d)

SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL INFORMATION (CONTINUED)

•	Depreciation and amortization. By excluding these non-cash charges, we are better able to compare our core operating results with other companies that have different histories of acquiring other businesses. Nevertheless, depreciation and amortization are important expenses for investors to consider, even though they are non-cash charges, because they represent generally the wear and tear on our property, plant and equipment and the gradual decline in value over time of our intangible assets with finite lives. Furthermore, depreciation expense is affected by the level of capital expenditures we make to support our core business and therefore may be useful for an investor to consider.
•	Equity in income (loss) of affiliates. This is a non-cash item which represents our proportionate share of income or loss from affiliates in which we hold minority interests. As we do not control these affiliates, we believe it is more appropriate to evaluate the performance of our core business by excluding their results. However, as we make investments in affiliates for purposes which are strategic to the Company, the financial results of such affiliates may be useful for an investor to consider.
•	Other income and expense and special charges. These are non-recurring items which are unrelated to the operations of our core business and, when they do occur, can fluctuate significantly from one period to the next. By excluding these items, we are better able to compare the operating results of our underlying, recurring core business from one reporting period to the next. Nevertheless, the amounts and the nature of these items may be useful for an investor to consider, as they can be material and can sometimes increase or decrease the amount of funds otherwise available for use in our core business.

The following table provides a reconciliation of net income to adjusted EBITDA in each of the periods presented:

	December 31,
	2002	2001	2000	1999
	(In thousands)
Net income	$108,017	$31,087	$44,925	$32,310
Add: Income taxes	66,201	27,448	38,060	31,270
Add: Equity in loss of affiliates	3,269	6,461	6,234	279
Add: Other (income) expense, net	(299)	(48,778)	3,930	—
Add: Dividends on Redeemable Convertible Preferred Securities	15,000	500	—	—
Add: Interest expense, net	73,443	98,725	112,086	112,025

Operating income	$265,631	$115,443	$205,235	$175,884

Add: Special charge	—	—	15,362	—
Add: Depreciation and amortization	43,566	129,420	125,207	108,039

Adjusted EBIDTA	$309,197	$244,863	$345,804	$283,923

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Adjusted EBITDA: Reconciliation to GAAP (cont’d)

SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL INFORMATION (CONTINUED)

Free Cash Flow

In order to evaluate the operating performance of our business, we use the non-GAAP measure free cash flow. Free cash flow reflects our net cash flow from operating activities less capital expenditures. Free cash flow is a primary measure used not only internally by our management, but externally by our investors, analysts and peers in our industry, to value our operating performance and compare our performance to other companies in our peer group. Our management believes that free cash flow provides investors with useful information concerning cash available to allow us to make strategic acquisitions and investments, service debt, pay dividends, meet tax obligations, and fund ongoing operations and working capital needs. Free cash flow is also an important measure because it allows investors to assess our performance in the same manner that our management assesses our performance.

However, free cash flow is not an alternative to net cash flow provided by operating activities as calculated and presented in accordance with GAAP, and should not be relied upon as such. Specifically, because free cash flow deducts capital expenditures from net cash flow provided by operating activities, investors and potential investors should consider the types of events and transactions which are not reflected in free cash flow. In addition, our calculation of free cash flow may or may not be consistent with that of other companies. We strongly urge investors and potential investors in our securities to review the reconciliation presented in the table below of free cash flow to net cash flow provided by operating activities, the most directly comparable GAAP financial measure.

The following table provides a reconciliation of net cash flow provided by operating activities to free cash flow in each of the periods presented:

	December 31,
	2002	2001	2000	1999
	(In thousands)
Net cash flow provided by operating activities	$205,452	$165,853	$189,311	$138,914
Less capital expenditures	25,920	32,331	32,001	52,402

Free cash flow	$179,532	$133,522	$157,310	$ 86,512

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